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Exhibit 23.3

Consent of Independent Certified Public Accountant

        We hereby consent to the use in this Registration Statement on Form S-4 filed by Central Valley Community Bancorp of our report dated March 29, 2012, on the 2011 financial statements of Visalia Community Bank, and to the reference to us under the heading "Experts" in this Registration Statement.

/s/ CROWE HORWATH LLP

Sacramento, California
March 14, 2013

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  Exhibit 23.3
Consent of Independent Certified Public Accountant